Form N-SAR

Sub-Item 77C

Matters Submitted to a Vote of Security Holders

33-63212, 811-7736

Shareholder Meeting

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017 (together, the “meeting”). At the meeting, the following matters were voted on and approved by shareholders. Each vote reported represents one dollar of net asset value held on the record date for the meeting. The results of the meeting are noted below.

Proposals

1. For all Portfolios, to approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and Janus Capital Management LLC (the “Adviser”).

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Balanced Portfolio	2,638,178,774.950	2,370,873,935.428	100,178,894.048		10,214,167.941	(1.627)	2,581,266,995.790
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		89.868	3.797	4.178	0.000	97.843	91.849	3.881	4.270	0.000	100.000

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Enterprise Portfolio	882,303,342.586	574,770,458.510	16,071,053.233		40,646,606.644	(0.028)	631,488,118.360
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		65.144	1.821	4.607	0.000	71.573	91.018	2.545	6.437	0.000	100.000

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Flexible Bond Portfolio	736,301,557.196	567,562,568.942	15,243,633.532		31,189,299.238	(0.002)	613,995,501.711
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		77.083	2.070	4.236	0.000	83.389	92.438	2.483	5.080	0.000	100.000

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Forty Portfolio	707,943,698.351	556,600,169.135	27,158,670.792		45,622,739.881	(0.017)	629,381,579.790
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		78.622	3.836	6.444	0.000	88.903	88.436	4.315	7.249	0.000	100.000

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Global Allocation Portfolio - Moderate	7,505,903.018	7,211,870.158	110,466.800		143,057.415	0.000	7,465,394.372
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		96.083	1.472	1.906	0.000	99.460	96.604	1.480	1.916	0.000	100.000

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Global Research Portfolio	649,586,924.264	317,034,596.144	13,767,075.442		30,376,675.857	0.006	361,178,347.450
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		48.806	2.119	4.676	0.000	55.601	87.778	3.812	8.410	0.000	100.000

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Global Technology Portfolio	254,676,371.567	212,854,139.667	10,403,734.741		18,071,284.024	0.180	241,329,158.611
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		83.578	4.085	7.096	0.000	94.759	88.201	4.311	7.488	0.000	100.000

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Global Unconstrained Bond Portfolio	6,239,018.651	6,239,017.603	0.000		0.000	0.000	6,239,017.603
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		100.000	0.000	0.000	0.000	100.000	100.000	0.000	0.000	0.000	100.000

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Mid Cap Value Portfolio	119,362,533.358	73,524,322.698	1,993,251.030		4,519,412.329	0.000	80,037,002.198
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		61.597	1.670	3.786	0.000	67.054	91.863	2.490	5.647	0.000	100.000

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Overseas Portfolio	702,669,665.844	585,464,763.677	21,845,316.014		33,770,734.148	0.000	641,080,813.839
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		83.320	3.109	4.806	0.000	91.235	91.325	3.408	5.268	0.000	100.000

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Research Portfolio	476,711,784.612	385,601,168.365	13,027,232.567		39,439,018.372	3.552	438,067,419.304
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		80.888	2.733	8.273	0.000	91.894	88.023	2.974	9.003	0.000	100.000

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson U.S. Low Volatility Portfolio	967,055,662.907	895,489,658.281	24,068,864.071		47,559,507.096	0.000	967,118,029.449
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		92.600	2.489	4.918	0.000	100.006	92.594	2.489	4.918	0.000	100.000

2A. For Janus Aspen INTECH U.S. Low Volatility Portfolio, to approve a new sub-advisory agreement between the Adviser and INTECH Investment Management LLC.

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson U.S. Low Volatility Portfolio	967,055,662.907	876,812,159.919	29,231,904.983		61,073,964.547	0.000	967,118,029.449
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		90.668	3.023	6.315	0.000	100.006	90.662	3.023	6.315	0.000	100.000

2B. For Janus Aspen Perkins Mid Cap Value Portfolio, to approve a new sub-advisory agreement between the Adviser and Perkins Investment Management LLC.

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Mid Cap Value Portfolio	119,362,533.358	72,150,338.124	2,582,473.723		5,304,174.211	0.000	80,037,002.198
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		60.446	2.164	4.444	0.000	67.054	90.146	3.227	6.627	0.000	100.000

3. For Janus Portfolio, to approve an amended and restated investment advisory agreement to change the benchmark index and full performance rate used to calculate the performance adjustment component of the Portfolio’s investment advisory fee rate.

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Research Portfolio	476,711,784.612	346,343,638.916	38,377,421.315		36,412,266.624	3.552	438,067,419.304
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		72.653	8.050	7.638	3.552	91.894	79.062	8.761	8.312	3.866	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust – Diane L. Wallace.

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
All Portfolios	7,198,647,378.476	6,547,141,899.530	651,505,478.947		0.000	0.000	7,198,647,378.476
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		80.347	7.995	0.000	0.000	88.343	90.950	9.050	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. For all Portfolios, except Global Unconstrained Bond Portfolio, to approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned subadvisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Balanced Portfolio	2,638,178,774.950	2,114,660,169.894	279,702,102.306		186,904,723.606	(0.016)	2,581,266,995.790
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		80.156	10.602	7.085	0.000	97.843	81.923	10.836	7.241	0.000	100.000

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Enterprise Portfolio	882,303,342.586	518,490,273.337	62,328,462.044		50,669,382.985	(0.006)	631,488,118.360
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		58.766	7.064	5.743	0.000	71.573	82.106	9.870	8.024	0.000	100.000

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Flexible Bond Portfolio	736,301,557.196	515,651,189.489	44,585,039.536		53,759,272.698	(0.012)	613,995,501.711
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		70.033	6.055	7.301	0.000	83.389	83.983	7.261	8.756	0.000	100.000

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Forty Portfolio	707,943,698.351	481,385,104.460	82,767,258.705		65,229,216.623	0.003	629,381,579.790
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		67.998	11.691	9.214	0.000	88.903	76.485	13.151	10.364	0.000	100.000

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Global Allocation Portfolio - Moderate	7,505,903.018	6,720,797.654	309,973.985		434,622.734	0.000	7,465,394.372
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		89.540	4.130	5.790	0.000	99.460	90.026	4.152	5.822	0.000	100.000

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Global Research Portfolio	649,586,924.264	280,803,976.549	40,211,359.836		40,163,011.064	0.001	361,178,347.450
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		43.228	6.190	6.183	0.000	55.601	77.747	11.133	11.120	0.000	100.000

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Global Technology Portfolio	254,676,371.567	190,586,547.069	31,733,398.259		19,009,213.079	0.205	241,329,158.611
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		74.835	12.460	7.464	0.000	94.759	78.874	13.149	7.877	0.000	100.000

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Mid Cap Value Portfolio	119,362,533.358	64,338,309.841	8,636,881.264		7,061,811.094	0.000	80,037,002.198
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		53.902	7.236	5.916	0.000	67.054	80.386	10.791	8.823	0.000	100.000

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Overseas Portfolio	702,669,665.844	512,229,500.931	72,182,557.093		56,668,755.815	0.000	641,080,813.839
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		72.898	10.273	8.065	0.000	91.235	79.901	11.260	8.840	0.000	100.000

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Research Portfolio	476,711,784.612	337,763,647.599	59,874,786.985		40,428,955.600	3.552	438,067,419.304
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		70.853	12.560	8.481	0.000	91.894	77.103	13.668	9.229	0.000	100.000

Portfolio	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson U.S. Low Volatility Portfolio	967,055,662.907	809,224,691.197	86,239,047.697		71,654,290.555	0.000	967,118,029.449
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		83.679	8.918	7.410	0.000	100.006	83.674	8.917	7.409	0.000	100.000